SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of Earliest Event Reported):     January 31, 2008

COMMSCOPE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12929 (Commission File Number)	36-4135495 (I.R.S. Employer Identification Number)
1100 CommScope Place, SE P.O. Box 339 Hickory, North Carolina 28602 (Address of principal executive offices)

    Registrant’s telephone number, including area code:                                                                                                (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 31, 2008, Andrew Corporation (“Andrew”), Andrew Canada Inc., Andrew Limited, Andrew Holdings (Germany) GmbH (all wholly-owned indirect subsidiaries of CommScope, Inc., collectively, the “Andrew Companies”) and ASC Signal Corporation entered into an Amendment No. 3 to Purchase and Sale Agreement (the “Third Amendment”).  The Third Amendment amends in certain respects the Purchase and Sale Agreement dated as of November 5, 2007, as amended by Amendment No. 1 to Purchase and Sale Agreement, dated as of December 20, 2007, by and among the Andrew Companies and ASC Signal Corporation (collectively, the “Original Purchase Agreement”), which was filed as Exhibit 10.1 to CommScope, Inc.’s Form 8-K filed on January 4, 2008, and as amended by Amendment No. 2 to Purchase and Sale Agreement, dated as of December 28, 2007, by and among the Andrew Companies and ASC Signal Corporation (the “Second Amendment” and, together with the Original Purchase Agreement, the “Purchase Agreement”), which was filed as Exhibit 10.2 to CommScope, Inc.’s Form 8-K filed on January 4, 2008. The Third Amendment amended the Purchase Agreement to, among other things, modify certain terms contained in the Purchase Agreement with respect to: (i) payments in connection with the Final Deferred Inventory Value (as defined in the Purchase Agreement); (ii) the calculation of Cumulative EBITDA (as defined in the Purchase Agreement); (iii) the transfer of certain assets, including certain assets currently located in the People’s Republic of China and the Brownsville Spin Lathe (as defined in the Purchase Agreement); (iv) the performance of the Andrew Companies with respect to the Broadcast Australia Purchase Orders and the Brazilian Purchase Orders (each as defined in the Purchase Agreement); and (v) certain employee matters.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which is filed as Exhibit 10.1 hereto and incorporated into this report by reference.

Item 8.01.  Other Events.

On January 31, 2008, CommScope, Inc. (the “Company”) announced that the Andrew Companies had completed the sale of Andrew’s Satellite Communications business.  A copy of the press release announcing the completion is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibit                   Description

10.1
Amendment No. 3 to Purchase and Sale Agreement, dated as of January 31, 2008, by and among Andrew Corporation, Andrew Canada Inc., Andrew Limited, Andrew Holdings (Germany) GmbH and ASC Signal Corporation.

99.1	CommScope, Inc. Press Release dated January 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 1, 2008

COMMSCOPE, INC.

By:	/s/ Frank B. Wyatt, II
Name: Frank B. Wyatt, II
Title: Senior Vice President, General Counsel & Secretary

INDEX OF EXHIBITS

Exhibit	Description
10.1
Amendment No. 3 to Purchase and Sale Agreement, dated as of January 31, 2008, by and among Andrew Corporation, Andrew Canada Inc., Andrew Limited, Andrew Holdings (Germany) GmbH and ASC Signal Corporation.

99.1	CommScope, Inc. Press Release dated January 31, 2008.